UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 3, 2005


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



   Delaware                         000-02324                     11-1974412
(State or Other                    (Commission                  (IRS Employer
  Jurisdiction                     File Number)              Identification No.)
of Incorporation)


35 South Service Road, Plainview, New York                          11803
(Address of Principal Executive Offices)                          (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

_Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)
_Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 (17 CFR 240.14a-12)
_Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))
_Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act(17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

     On November 3, 2005, Aeroflex Incorporated (the "Registrant") issued a press release announcing the Registrant's financial results for the first fiscal quarter ended September 30, 2005. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.


Item 9.01     Financial Statements and Exhibits.

99.1    Press release, dated November 3, 2005, issued by the Registrant.

        The information filed as an exhibit to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AEROFLEX INCORPORATED


                                   By:         /s/Charles Badlato
                                        -----------------------------------
                                        Name:  Charles Badlato
                                        Title: Vice President and Treasurer
                                               Principal Financial Officer
                                               Principal Accounting Officer

Date:   November 3, 2005

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

                                  Exhibit Index


     99.1 Press Release, dated November 3, 2005, issued by the Registrant.


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